ADVANCED SERIES TRUST

AST Goldman Sachs Strategic Income Portfolio

Supplement dated August 6, 2018 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST Goldman Sachs Strategic Income Portfolio (the Portfolio), a series of Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have meanings given to them in the Summary Prospectus.

New Subadvisory Arrangement, Name Change and Investment Strategy Change

The Board of Trustees of the Trust recently approved: (i) replacing Goldman Sachs Asset Management, L.P. as a subadviser to the Portfolio with Pacific Investment Management Company LLC (the Subadviser); (ii) changing the name of the Portfolio to the AST PIMCO Dynamic Bond Portfolio; and (iii) revising the investment strategy of the Portfolio. These changes are expected to become effective on or about September 17, 2018.

To reflect these changes, the Summary Prospectus is hereby revised as follows, effective September 17, 2018:

I.	All references to the AST Goldman Sachs Strategic Income Portfolio are hereby changed to AST PIMCO Dynamic Bond Portfolio.

II.	The description of the Principal Investment Strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus relating to the Portfolio is hereby deleted and replaced with the description set forth below:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Portfolio will not be constrained by management against an index. The average portfolio duration of this Portfolio will normally vary from (negative) 2 years to positive 6 years based on the Subadviser’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Portfolio may invest in both investment-grade securities and high yield securities (commonly known as “junk bonds”) subject to a maximum of 40% of its total assets in securities rated below Baa by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by the Subadviser to be of comparable quality.

III.	The table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus relating to the Portfolio is hereby deleted and replaced with the table set forth below:

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Pacific Investment Management Company, LLC	Marc P. Seidner, CFA	Portfolio Manager	September 2018
		Mohsen Fahmi	Portfolio Manager	September 2018
		Daniel J. Ivascyn	Portfolio Manager	September 2018

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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